SCHEDULE C14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed  by  the  Registrant  [_]

Filed  by  a  Party  other  than  the  Registrant  [X]

Check  the  appropriate  box:
[X]  Preliminary  Proxy Statement
[_]  Confidential, For Use of  the Commission  Only
           (As  Permitted  by  Rule  14a-6(e)(2))
[_]  Definitive  Proxy  Statement
[_]  Definitive  Additional  Materials
[_]  Soliciting  Material  Pursuant  to  Rule  14a-11(c)  or  Rule  14a-12

GLOBAL 8 ENVIRONMENTAL TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

Richard Bosiak Ted Dreger, Julio Ferriera, Leonard & Diane Gadd, Todd Gadd, Roy L Hales, Carol & Carl Jensen, Robert  Kelly, Kate (Katrina) Loedige, Paul Loedige, Tad Simmons, John Thomas

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]  No  fee  required
[_]  Fee  computed  on  table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

[_]  Fee  paid  previously  with  preliminary  materials.

[_]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)  and  identify  the  filing  for  which  the  offsetting fee was paid previously.  Identify  the  previous filing by registration statement number, or the  form  or  schedule  and  the  date  of  its  filing.

    (1)  Amount  Previously  Paid:

    (2)  Form,  Schedule  or  Registration  Statement  No.:

    (3)  Filing  Party:

    (4)  Date  Filed:

GLOBAL 8 ENVIRONMENTAL TECHNOLOGIES, INC.

677 7th Avenue
San Diego, CA 92101
(TEL) (760) 390-8350

TO THE STOCKHOLDERS OF GLOBAL 8 ENVIRONMENTAL TECHNOLOGIES, INC.:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (the "Meeting") of Global 8 Environmental Technologies, Inc.,  a  Nevada  corporation  (the  "Company"  or "Global 8"),  will be held and conducted on [_______], 2010 at 10:00 a.m., Pacific Daylight Time  at  Red Rock Inn located  at  11001 W. Charleston, Las Vegas, Nevada, 89135, USA,  for  the  following  purposes:

1.    To elect six directors to the Company’s board of directors to serve until the Company’s next annual meeting.

2.    To ratify Hawkins Accounting as the Company’s accountants.

3.    To consider, amend if desired, and adopt or reject a shareholder resolution establishing a compensation committee for company officers, and establishing conditions for membership that ensure independence from management.

4.    To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

Shareholders may listen, participate and vote by interactive webcast over the Internet, or by calling in on a telephone conference line. The webcast, dial-in, and voting information are enclosed, and will also be made available at the company website, www.g8et.com, as well as the shareholders’ information website www.global8net.org. Dial-in lines are limited in number and are available on a first-come basis; we recommend that you join the webcast for a better experience. Voting will be done using an online voting system, instructions for which are included with this mailing.

Only registered stockholders who own shares of our common stock at the close of business on [_______] 2010 are entitled to notice of and to vote at the Annual Meeting.

You may vote your shares by marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope;

You may also vote in person at the Annual Meeting, even if you submit a proxy as provided above.

We have enclosed with this Notice of Annual Meeting, a proxy statement and a form of proxy.

YOUR VOTE AT THIS YEAR'S MEETING IS PARTICULARLY IMPORTANT BECAUSE A DISSIDENT SHAREHOLDER GROUP (CALLED THE “SOLICITATION PARTICIPANTS”) HAS PROPOSED A SEPARATE SLATE OF DIRECTOR NOMINEES AND A DIFFERENT INDEPENDENT AUDITOR.

WE AND THE COMPANY’S BOARD OF DIRECTORS RECOMMEND THAT YOU FULLY INFORM YOURSELF BEFORE AWARDING YOUR PROXY OR CASTING YOUR VOTE. WE STRONGLY BELIEVE THAT OUR NOMINEES WILL BEST SERVE THE INTERESTS OF THE COMPANY AND ALL OF ITS SHAREHOLDERS, INCLUDING THE SHAREHOLDERS WHO ARE PLAINTIFFS IN THE PRESENT LAWSUIT AGAINST THE COMPANY.

PLEASE DO NOT SIGN ANY PROXY CARD UNLESS AND UNTIL YOU HAVE THOROUGHLY INFORMED YOURSELF ABOUT THE ISSUES INVOLVED. PLEASE VISIT WWW.GLOBAL8NET.ORG WHERE GLOBAL 8 SHAREHOLDERS HAVE POSTED ADDITIONAL BACKGROUND ON THE ISSUES. WE RECOMMEND THAT YOU ATTEND THE SHAREHOLDERS MEETING, IN PERSON OR VIA THE WEB, BUT THAT YOU ASSIGN YOUR PROXY TO US IN CASE YOU CANNOT ATTEND.

Submitted by:

Rick Bosiak	121,160 shares
Ted Dreger	1,400,000 shares
Julio Ferriera	3,100,000 shares
Leonard & Diane Gadd	10,000 shares
Todd Gadd	2,000 shares
Roy L Hales	218,000 shares
Carol & Carl Jensen	2,000 shares
Robert Kelly	1,100,560 shares
Kate (Katrina) Loedige	20,000 shares
Paul Loedige	20,000 shares
Tad Simmons	4,000,000 shares
John Thomas	200,000 shares
1381725 Alberta Ltd	10,000 shares

Shareholders of Global 8 Environmental Technologies, Inc.
June 14, 2010

TABLE OF CONTENTS

WHY ARE LOYAL SHAREHOLDERS SOLICITING PROXIES?	4
INFORMATION ABOUT THE ANNUAL MEETING	6
WHEN IS THE ANNUAL MEETING?	6
WHERE WILL THE ANNUAL MEETING BE HELD?	6
WHAT ITEMS WILL BE VOTED UPON AT THE ANNUAL MEETING?	6
WHO CAN VOTE?	6
HOW DO I VOTE BY PROXY?	6
HOW DO I CHANGE OR REVOKE MY PROXY?	7
WEBCAST, VIDEO, AND CONFERENCE CALL-IN	7
WHAT CONSTITUTES A "QUORUM" FOR THE ANNUAL MEETING?	7
HOW MANY VOTES ARE REQUIRED?	7
WHO PAYS FOR THE SOLICITATION OF PROXIES?	7
WHY ARE TWO GROUPS OF SHAREHOLDERS SOLICITING PROXIES?	8
OUR RESPONSE TO THE SLATE OF NOMINEES PROPOSED BY CONRAD AND DEMMONS ON BEHALF OF BRANCONNIER AND THE LISTED PLAINTIFFS IN THE SUIT	8
DISSENTER'S RIGHT OF APPRAISAL	8
PROPOSAL 1: TO CONSIDER AND VOTE UPON THE ELECTION OF SIX DIRECTORS TO THE COMPANY’S BOARD OF DIRECTORS	9
NOMINEES:	9
PRESENT DIRECTORS:	11
PROPOSAL 2: RATIFICATION OF APPOINTMENT OF HAWKINS ACCOUNTING AS THE COMPANY’S INDEPENDENT ACCOUNTANTS	12
SHAREHOLDER ARGUMENT IN FAVOR	14
COMPANY ARGUMENT:	14
AUDIT FEES	15
BENEFICIAL OWNERSHIP OF GLOBAL 8 ENVIRONMENTAL TECHNOLOGIES, INC. COMMON STOCK OF PRINCIPAL STOCKHOLDERS, DIRECTORS AND MANAGEMENT	15
BENEFICIAL OWNERSHIP OF SHARES UNDER RENE BRANCONNIER'S INFLUENCE OR CONTROL	17
WHAT THIS MEANS IN PRACTICAL TERMS	18
EXECUTIVE COMPENSATION	18
Equity Compensation Plan Information and Stock Options	19
Compensation of Directors	19
Pension, Retirement or Similar Benefit Plans	20
INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON	20
OTHER BUSINESS	20
FINAL MESSAGE FROM WE LOYAL SHAREHOLDERS	20
SUBMITTED BY YOUR FELLOW SHAREHOLDERS (LIST):	21
Instructions for Voting Using Your Proxy Card	22
WHITE (LOYAL SHAREHOLDER-SOLICITED) PROXY CARD	23

GLOBAL 8 ENVIRONMENTAL TECHNOLOGIES, INC.

677 7th AVENUE, Suite 410
SAN DIEGO, CA 92101
(TEL) (760) 390-8350

PROXY STATEMENT FOR 2010 ANNUAL MEETING OF STOCKHOLDERS

Loyal shareholders of the Company are soliciting proxies on behalf of Shareholders for Value (shareholders who have purchased their shares) to be used at the Company’s [__________], 2010 annual meeting of stockholders. Please read and carefully consider the information presented in this proxy statement and vote by completing, dating, signing and returning the enclosed proxy in the enclosed postage-paid envelope.

This proxy statement and the form of proxy will be mailed to all stockholders on or about [_______], 2010.

WHY ARE LOYAL SHAREHOLDERS SOLICITING PROXIES?

Over the past decade, shareholders like you have invested more than $30 million in Global 8. Now that money is gone, the company is insolvent, and unless something is done, you will never make a cent off your investment.

So what happened? Where did the money go? What’s being done about it? And what can legitimate shareholders do about it?

Most of your investment dollars were paid out in so-called "consulting fees," whose primary recipient was Rene Branconnier (RB). He was the company's manager-behind-the-scenes and drew up his own contracts. Naturally those contracts favored him, without imposing any standards of performance or results. Though we constantly heard about imminent deals, none of them ever went past the negotiating stage.

The facts provided below are taken directly from SEC filings, which you can access directly or through the www.Global8net.org website.

The annual report for September 30, 2007, shows no revenue, total expenses of $3,449,890, and “consulting fees” of $2,846,742  (82.5%).

The annual report for September 30, 2008, again shows no revenue, but total expenses of $5,633,922, of which “consulting fees” took $4,885,093 (86.7%).  $3,453,640 of that went to two of RB's companies. RB then caused Global 8 to purchase land in Clearwater County, Alberta, from his wife, and on top of that issued 5,514,336 shares (valued at $1,643,924) to an unidentified “related” party (meaning a person or entity related to RB.

The most recent quarterly report, for June 30, 2009, shows (no surprise!!) no revenue, but $4,371,732 in total expenses, with “consulting fees” taking $3,714,460 (93%). Two of RB’s companies took $3,027,458 (82% of the “consulting fees”) and he was issued 620,704 shares (valued at $101,164). Then, having left the company penniless, he loaned back to the company $736,309 of your money - for which he charged 10% interest!!

RB has tried to persuade us for years that all “venture” companies, i.e., startups, lose money at first. But Global 8 has been “starting up” for seven years now, has “spent” tens of millions of dollars, the shareholders have absolutely zero to show for it, and all of our principal is gone. He could have invested our money in passbook savings and we would have done better.

Richard Hawkins, who audited the company's financial statements for 2006 and 2007, recently declared in Court in Nevada that the company, under control of management appointed by RB, had not done any business for the past 8 years and had generated zero revenue, that in 2007 it had lost approximately $20,000,000 of shareholder equity, and that 80% of the proceeds from the sale of stock was paid to insiders and related parties of RB – meaning RB and his family and confederates.

Branconnier's money-collecting machine is believed to have taken in over $30 million before it was brought to an abrupt halt last October, when the Board of Directors, meeting for the first time in about two years, suspended RB to protect shareholder interests. RB’s followers have been complaining ever since about the way "their" company was "hijacked." RB refused to release company records so the board could try to put the company back on its feet, and he refused to release $1,051,644 in company assets, including a luxury motor home that RB purchased for attending rodeos, which are his hobby business. He also insists that the company – you – owes him $2.9 million for something the details of which he has not shared.

What has RB accomplished with all our money? According to our new CEO Tad Simmons (who resigned in January), he asked HDR, the company’s engineering consulting firm, what  they'd done for the company. In a declaration in court Daniel Wolf wrote that HDR completed "four preliminary studies with contract values of ten to twenty thousand dollars each. This scale of study is basically little more than a back-of-the-envelope study to determine whether a real study should be started. Only after a full-scale study, typically costing in the six figures, can a sizeable technology project be embarked upon. One proposed venture that was heavily promoted to prospective shareholders, a wind farm in China, was very peculiar. Tad Simmons was unable to find any evidence whatsoever even for the existence of the Chinese partner company." RB raised millions of dollars on news of these projects, yet never went further than to negotiate memoranda of understanding, after which he left the projects to die. The conclusion is inescapable: RB did only enough business to make it appear that there was something happening, so he could raise money and pay himself munificently.

The Board’s actions on your behalf provoked RB to retaliate. And retaliate he has. He unleashed a campaign of defamation and calumny, the ugliness of which makes politics look courteous. (You can read some of the lies and propaganda on our website at www.global8net.org.) You can read the unexpurgated posts at www.stockhouse.com - search on “GBLE”. (The poster named “Ticktoc” is most probably RB.)

He also hired three law firms to attack the Board of Directors; the lawsuit you’ve heard about is the result. Daniel Wolf, the last remaining member, with financial help from shareholders, has stopped RB in his tracks, but serious threats still remain. The biggest is that RB will obtain enough proxies to vote his puppet board nominees onto the board.

If more of us had taken the trouble to find out what was going on earlier the company might not be at the brink. But now that it’s at the brink, what can you do to protect your interests?

RB still wants to regain control and is using this proxy battle to do so. The most important thing you can do is vote against RB’s candidates, or give your proxy to someone who will do it for you!

If you have already given your proxy to RB’s attorneys Demmons and Conrad and do not agree with what they are doing, send them an email or fax withdrawing your proxy and follow that up with a notarized statement that you "hereby withdraw my proxy". If you don't do that they will vote your shares in their own interest! (If you attend the meeting, in person or by the Web, your vote will take precedence over any vote cast on your behalf, as will a later proxy given to someone else.)

G8's fate may be determined at this shareholder's meeting. Your vote is crucial. If you don't think you can attend the meeting, give your proxy to someone you are absolutely sure you can trust to think about the issues and vote the way s/he thinks you would vote if you were privy to the same information and decision-making opportunity.

We are fielding an excellent slate of candidates for the board. Our biggest surprise is recruiting award-winning Fort McMurray entrepreneur Douglas Golosky, whose Golosky Group of Companies currently employs more than a 1,200 people. Tad Simmons has agreed to put his name forward. He says that many of the projects he assembled last fall are still available – if we can provide a safe environment - and he has more. There are also three independent shareholders, and Daniel Wolf has agreed to run. This may be G8's last chance to become a legitimate company. There will most likely not be another if you vote for RB's slate. The decision is yours.

INFORMATION ABOUT THE ANNUAL MEETING

WHEN IS THE ANNUAL MEETING?

[_________], 2010, 10:00 a.m. Pacific Daylight Time

WHERE WILL THE ANNUAL MEETING BE HELD?

The meeting will be held at Red Rock Inn, located at 11011 W. Charleston, Las Vegas, Nevada, 89135, USA.

WHAT ITEMS WILL BE VOTED UPON AT THE ANNUAL MEETING?

You will be voting on the following matters:

1.	TO ELECT SIX DIRECTORS FOR ONE-YEAR TERMS EXPIRING AT THE ANNUAL MEETING OF THE SHAREHOLDERS TO BE HELD IN 2011.

2.	TO RATIFY THE APPOINTMENT OF HAWKINS ACCOUNTING AS THE COMPANY’S INDEPENDENT ACCOUNTANTS.

3.
TO CONSIDER, AMEND IF DESIRED, AND ADOPT OR REJECT A SHAREHOLDER RESOLUTION ESTABLISHING A COMPENSATION COMMITTEE FOR COMPANY OFFICERS, AND ESTABLISHING CONDITIONS FOR MEMBERSHIP THAT ENSURE INDEPENDENCE FROM THE OFFICERS.

4.	OTHER BUSINESS. To transact such other business as may properly come before the Annual Meeting, or any adjournment of the Annual Meeting.

WHO CAN VOTE?

Stockholders of record at the close of business on [________], 2010, the record date for the meeting, are entitled to receive notice of and to participate in the Annual Meeting.  As of that record date, the Company had outstanding and entitled to vote approximately [___________] shares of common stock. The common stock is the only class of stock of Global 8 that is outstanding and entitled to vote at the Annual Meeting.  If you were a stockholder of record of common stock on that record date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of Global 8’s common stock will be entitled to one vote on each matter. Stockholders who own shares registered in different names or at different addresses will receive more than one Proxy card. You must sign and return each of the Proxy cards received to ensure that all of the shares owned by you are represented at the Annual Meeting.

HOW DO I VOTE BY PROXY?

You may vote your shares by mail by marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope.  Proxies should be sent by the stockholder to Daniel H. Wolf, Chairman, Global 8 Environmental Technologies, 1219 23rd Street, San Diego, CA, 92102, USA. A pre-addressed, postage-paid envelope is provided for this purpose.

For each item of business, you may vote "FOR" or "AGAINST" or you may "ABSTAIN" from voting.

If you return your signed proxy card but do not specify how you want to vote your shares, we will vote them:

-  “FOR” the election of each of Richard Bosiak, Robert Kelly, Douglas Golosky, Roy Hales, Tad Simmons, and Daniel Wolf to the Company’s Board of Directors; and

-  “FOR” the ratification of the appointment of Hawkins Accounting as the Company’s independent auditors.

-  “FOR” the shareholder resolution establishing a compensation committee.

-  If any matters other than those set forth above are properly brought before the Annual Meeting, the individuals named in your proxy card may vote your shares in accordance with their best judgment.

HOW DO I CHANGE OR REVOKE MY PROXY?

You can change or revoke your proxy at any time before it is voted at the Annual Meeting by:

1.  Submitting another proxy by mail with a more recent date than that of the proxy first given;

2.  Sending written notice of revocation to Daniel H. Wolf, Chairman, Global 8 Environmental Technologies, 1219 23rd Street, San Diego, CA, 92102, USA; or

3.  Attending the Annual Meeting and voting in person. Attending the meeting by Internet or conference call counts as attending in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting; or

4.     If you attend the Annual Meeting over the Internet or by calling in on a telephone conference line, please follow the instructions provided in this mailing. You may obtain additional instructions by going to www.g8et.com or www.global8net.org. If you provide your email address at the latter website you will receive an email a few days before the shareholder meeting providing reminder instructions, reminding you of the process to be followed to attend by telephone or Internet.

If you choose to vote using your proxy, that is, by awarding your proxy to another person or organization to vote on your behalf, your proxy must be received no later than close of business on [________], 2010. Once voting on a particular matter at the annual meeting is concluded, you will not be able to revoke your proxy or change your vote as to that particular matter. If your shares are held in street name by a broker, bank or other financial institution, you must contact that institution to change your vote.

WEBCAST, VIDEO, AND CONFERENCE CALL-IN

Shareholders may listen, participate and vote by interactive webcast over the Internet or by calling in on a telephone conference line. The webcast, voting, and dial-in information will be made available at the company website, www.g8et.com, as well as at the shareholders information website www.global8net.org. Dial-in lines are limited in number and are available on a first-come basis; we recommend that you join the webcast for a better experience. Voting will be done using an online voting system, instructions for which are included in this mailing and that you may also obtain by visiting the websites mentioned. Please note that the unique code provided you in this mailing for online voting may not be available elsewhere, so do not lose it.

WHAT CONSTITUTES A "QUORUM" FOR THE ANNUAL MEETING?

One-half of the outstanding shares of the Company's common stock entitled to vote at the Annual Meeting present or represented by proxy, constitutes a quorum.  A quorum is necessary to conduct business at the Annual Meeting. You will be considered part of the quorum if you have voted by proxy. Abstentions, broker non-votes and votes withheld from director nominees count as "shares present" at the Annual Meeting for purposes of determining a quorum. However, abstentions and broker non-votes do not count in the voting results. A broker non-vote occurs when a broker or other nominee who holds shares for another does not vote on a particular item because the broker or nominee does not have discretionary authority for that item and has not received instructions from the owner of the shares.

HOW MANY VOTES ARE REQUIRED?

The election of directors of the corporation will require the affirmative vote of at least a majority of the Company’s outstanding shares of Common Stock. Thus, any abstentions, "broker non-votes" (shares  held by brokers or nominees as to which they have no discretionary authority to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon), or other limited  proxies will have the effect of a vote against electing the director subject to the abstention, “broker non-vote” or limited proxy.

WHO PAYS FOR THE SOLICITATION OF PROXIES?

Dissident shareholders engaged in an action against the Company seeking to cause this Annual Meeting to be held were ordered by the court to pay the cost of preparing, printing and mailing material in connection with this solicitation of proxies. The Company will, upon request, reimburse brokerage firms, banks and others for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of stock or otherwise in connection with this solicitation of proxies.

WHY ARE TWO GROUPS OF SHAREHOLDERS SOLICITING PROXIES?

This annual meeting is being held because of a legal action taken against the company and its directors in Nevada courts. For the reasons discussed below, we strongly urge you to inform yourself thoroughly before awarding your proxy or casting your vote for nominees to the Board of Directors, for a choice of independent auditor, or to vote on the resolution creating an independent compensation committee. You may inform yourself more thoroughly by visiting www.global8net.org, a website created by Global 8 shareholders.

OUR RESPONSE TO THE SLATE OF NOMINEES PROPOSED BY CONRAD AND DEMMONS ON BEHALF OF BRANCONNIER AND THE LISTED PLAINTIFFS IN THE SUIT

Several members of the Board discovered in the summer of 2009 that the company had been operating for several years without proper governance and fiduciary controls, and that these facts had been hidden from the shareholders. Therefore, in October, 2009, it asserted its authority consistent with U.S. law and began to impose financial and governing controls. Unfortunately it had been left by prior management with no funds with which to conduct operations, and was unable to raise capital to fund operations.

The Plaintiff Shareholders mentioned above were brought together by Rene Branconnier. During the seven years of his management, the company raised in excess of $20 million from small investors, but about 84 percent of it was paid out to entities controlled by him, effectively preventing Company investment in revenue-generating business. During this time the company has produced no revenue or profits for shareholders but instead has generated negative shareholder equity. This means that the company is insolvent and, in the words of the auditors, cannot become a going concern without an infusion of capital.

Branconnier has been heard by multiple witnesses (who have submitted sworn declarations in court to this effect) to say that four of the five Nominees put forward by the group he leads will resign shortly after their election, thereby returning effective control of the company to him. Whether or not this occurs, it suggests that a vote for the Solicitation Participants’ Nominees may not produce an independent Board operating in the sole interests of the shareholders at large.

The Solicitation Participants are also proposing that Gruber & Company be selected as the Company’s independent auditors. Gruber & Company was the company’s independent auditor beginning June, 2008, a period during which evidence shows that no proper board meetings were held until this Board asserted its authority, yet substantial funds were raised and disbursed without fiduciary oversight to the former managing director. Because the auditor failed to discover this governance issue, the Board is concerned that Gruber & Company may lack the necessary skill and determination to verify and insist upon proper governance procedures in the future.

THEREFORE, WE RECOMMEND THAT YOU FULLY INFORM YOURSELF BEFORE AWARDING YOUR PROXY OR CASTING YOUR VOTE. FOR FURTHER BACKGROUND INFORMATION, PLEASE GO TO WWW.GLOBAL8NET.ORG, A WEBSITE WE CREATED TO INFORM GLOBAL 8 SHAREHOLDERS.

DISSENTER'S RIGHT OF APPRAISAL

No action will be taken in connection with the proposal described in this Proxy Statement for which Nevada law, our Articles of Incorporation or Bylaws provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder's shares.

PROPOSAL 1: TO CONSIDER AND VOTE UPON THE ELECTION OF SIX DIRECTORS TO THE COMPANY’S BOARD OF DIRECTORS

(ITEM 1 ON THE PROXY CARD)

Members of the Board's Nominating Committee consulted with numerous candidates for nomination to the Board. After due consideration, the Committee and the Board acting in agreement decided to nominate for election to the Board the following persons: Richard Bosiak, Douglas Golosky, Roy Hales, Robert Kelly, Tad Simmons, and Daniel Wolf.

The Company’s Articles currently provide for up to six directors, and it is contemplated that a Board of six directors will be elected at the meeting.  Assuming a quorum is present, a plurality of votes cast by the shares entitled to vote in the election of directors will be required to elect each director.  Unless otherwise instructed, the proxy holders will vote the proxies received by them in favor of the six individuals listed above.

In the event that any nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee who shall be designated by the Management Representative to fill the vacancy.  In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed above as possible.

It is not expected that any nominee will be unable or will decline to serve as a director.  The term of office of each person elected as a director will continue until the next annual meeting of shareholders, or until such person's successor has been elected and qualified.  Officers are appointed by the Board of Directors and serve at the discretion of the Board.

Directors:

The following list sets forth the names, positions and ages of the proposed directors and current directors; several requested that they be allowed to provide a brief statement of their motives. Included is a brief account of the education and business experience during at least the past five years of our proposed (and current) directors and executive officers, indicating their principal occupations during that period, and the name and principal business of the organizations in which such occupation and employment were carried out.

NOMINEES:

Richard Bosiak

Mr. Bosiak, 55, has been employed for 35 years by Manitoba Hydro, a Crown Corporation owned by the Province of Manitoba. A High Voltage Power Electrician for 12 years, he is responsible for the construction, commissioning, and maintenance of High Voltage Transmission and Distribution Electrical Power Stations. Before this he worked for 5 years in Electrical Distribution Engineering Station Design and was responsible for electrical power station design layout , and equipment selection. He has 18 years Electrical Distribution System Planning and Protection experience, involving electrical distribution system expansion design, electrical distribution protection scheme design and implementation, monitor and mitigate customer power quality issues, 20+ years experience with engineering computer workstation operation & maintenance, and served 15+ years on the Executive Board of a 1200 member local Union which is a chapter of a 600,000 member National Union. He wrote “I decided to be a candidate for the Board of Directors of G8 to help restore stability and absolute transparency of the company to its shareholders, and assist in the recovery of misappropriated investor funding. Once these issues are resolved I will work toward the procurement of economically feasible and profitable projects for the continued growth of the company.” Mr. Bosiak has never served as an officer or director of Global 8 and does not have any arrangement or understanding with any other person pursuant to which he is to be selected as a director or nominee.

Robert Kelly

Mr. Kelly, 63, is a shareholder from Devon, Alberta, and owner of  “R L Kelly Industrial Consultant Services” which has advised oil companies like Syncrude, Suncor and Albion Sands on safety issues for the past 10 years. He served as an alderman in Caroline Alberta 1989-91 and was a Director of Fort McMurray’s Development Appeal Board 2000-2005.

Robert says, "I really believed in Global 8, mortgaged my home so I could buy more shares. If I lose this money, I'll probably have to postpone my retirement for another five years and now feel like suing Rene Branconnier."

Branconnier’s nephew, former Company CFO Chad Burback, has repeatedly threatened him with a defamation suit for informing other investors, but Robert insists, “I have too much money invested in this company to sit by and let others do the fighting.”

Douglas Golosky

Mr. Golosky, 67, an aboriginal (Native American) businessman, is President of Golosky Energy Services, and will bring vast business experience and a history of success to Global 8. He and his wife Carol established Clearwater Welding & Fabricating Ltd. in 1984 to serve the emerging local resource industry in Fort McMurray, Alberta, Canada, and later founded Golosky Group of Companies (GGC). Today, GGC employs more than 1,000 people and supports oil/gas, oil sands, pulp/paper, and construction companies in Alberta, Saskatchewan, and Quebec. Mr. Golosky has received numerous awards, including the National Aboriginal Achievement Award (2005), one of Alberta’s 50 Most Influential People (Alberta Venture Magazine - 2006), Resource Person of the Year (Alberta Chamber of Resources - 2005), Syncrude Canada’s Outstanding Achievement Award for Hiring/Training Practices with Aboriginal Population, and the Ivan Ahenakew Award from the Interprovincial Association on Native Employment (given to an individual or organization that has demonstrated results in the area of recruitment and training of Aboriginal people).

Mr. Golosky was the Alberta Provincial Winner of the National Association for Excellence in Business Education Partnerships from the Conference Board of Canada, and Runner up for the Ernst & Young Western Canadian Entrepreneur of the Year Award. He has never served as an officer or director of Global 8 and does not have any arrangement or understanding with any other person pursuant to which he is to be selected as a director or nominee.

Roy Hales

Mr. Hales, 59, is a shareholder from Campbell River, BC, Canada, and a successful small sole proprietor painting residences and office buildings. He has a strong sense of right and wrong, has worked tirelessly to restore Global 8 to lawfulness, and for his efforts has been threatened with legal action by Rene Branconnier. He has written and published 300-350 articles and is currently working on a book. Roy has contributed a great deal of his time to volunteer activities over the years (church related activities, including sitting on the church board, leadership in an artist’s group, etc.) and is currently the President of a Strata (homeowners) Council. He purchased his first shares in what is now Global 8 in 2003 and by late October 2009 realized that the company’s only hope of recovery from insolvency caused by prior management lay with the current board. Roy started taking a more active role in December, when it became clear that the board would succumb to Branconnier’s legal/propaganda onslaught unless shareholders came to their defense.  He has never served as an officer or director of Global 8 and does not have any arrangement or understanding with any other person pursuant to which he is to be selected as a director or nominee.

Tad Simmons

Mr. Simmons, 41, was elected to the Company’s Board of Directors by the then-sitting Directors on October 16, 2009. He was subsequently appointed as President/CEO, and resigned in January, 2010. He has been consulting with the company since that time.

Founder and CEO of GreenSource Partners, Mr. Simmons spent 12 years researching environmental technology and development, has 7 years experience as an electrical engineer and technical lead at Science Applications International Corporation (SAIC) in San Diego, 3 years experience in solar energy sales, and 2 years experience as an independent engineering and business management consultant. Mr. Simmons has a B.S. degree in electrical engineering, an M.B.A., as well as a certificate in Global Business Management obtained at SAIC. From 2001 to 2007, Mr. Simmons worked in the solar energy industry serving as sales manager for both residential and commercial sales programs. He worked as a consultant and sales manager for Clean Power Systems, Kerr Enterprises, and Rockwell Electric from 1999 to 2003.

Mr. Simmons is Chairman of the San Diego Section of the Society of Automotive Engineers (SAE) and is a member of the Capital Formation Committee of the San Diego CleanTECH trade association established by the University of California, San Diego CONNECT program in San Diego.

Mr. Simmons’ primary personal commitment is to advance sustainable development in unprecedented and far-reaching ways through the successful growth of new ventures. He does not have any arrangement or understanding with any other person pursuant to which he is to be selected as a director or nominee.

Daniel H. Wolf

Mr. Wolf, 61, founded his first technology company, Ploughshare Technologies, in 1998, and has consulted to several startups in the renewable energy industry, including biomass gasification and pyrolysis. A former Fulbright Fellow, he is a graduate of Harvard Law School and did his doctoral work in Political Science at the University of California, San Diego.

Mr. Wolf brings a record as an astute analyst of problems and creator of effective solutions in business, political, and civic affairs. He gained international recognition in the landmine clearing industry from an influential series of articles in leading industry journals in which he set forth a new model for organization, finance and technology application in global landmine clearing. As founding director of the TransBorder Institute at the University of San Diego he conducted negotiations to share resources with a Mexican university and to establish a structure for international water recycling. He also created a permanent management structure that resolved disagreements among stakeholders and mobilized support for the mission of the institute as high as the California Governor’s Office. As a young man he organized at the request of the AFL-CIO an unprecedented coalition of civic organizations to lobby Oregon’s US Senators for national reform of labor law.

As a legal professional he advises on corporate and governance matters including intellectual property protection and business partnership strategies.

He is well-networked, has developed relationships worldwide, and has direct ties with former First Nations tribal leaders in Canada. He is a co-founder with Julio Ferreira and Tad Simmons of the Brazil-U.S. Green Technology Trade Association (Braseuverde), an organization forwarding green technology and renewable energy in the United States and Brazil. He is literate in several languages and speaks Spanish fluently. Mr. Wolf presently is Chairman/CEO of Advanced Earth Technologies. He is a graduate of Harvard Law School and currently serves as a Director of the Fulbright Academy of Science and Technology.

Further information regarding Mr. Wolf’s tenure as Director and Officer is provided below. He does not have any arrangement or understanding with any other person pursuant to which he is to be selected as a director or nominee.

None of the nominees, nor any associate of the nominees, is a party to material proceedings adverse to the Company or any of its subsidiaries or has a material interest adverse to the registrant or any of its subsidiaries other than the proceeding to cause the Company to hold the Annual Meeting. The nominees have not been offered any compensation by the Company and there are presently no bonus, profit sharing, retirement, pension or other compensation plans in which the nominees will participate.  The nominees have not been granted or extended options, warrants or rights to purchase securities in connection with their service as directors of the Company.

Family Relationships

There are no family relationships among the nominees.

Involvement in Certain Legal Proceedings

The director nominees have not been involved in any of the following events during the past five years:

1.	Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.
being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

4.
being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Section 16(a) Beneficial Ownership Compliance.

None of the Nominees are presently required to file reports under Section 16(a) of the Securities Exchange Act, however at such time as Daniel Wolf receives evidence from the Company’s stock transfer company that shares awarded to him on May 24, 2010, as recommended by the compensation committee, have been recorded, he will file such a report.

Corporate Governance.

All nominees with the exception of Daniel Wolf and Tad Simmons are considered to be "independent directors" as defined by Rule 5605(a)(2) of The NASDAQ Listing Rules. Mr. Simmons and Mr. Wolf appear to be independent under the rule because they served without actual compensation and for less than one year.

PRESENT DIRECTORS:

Daniel Wolf, 61, was appointed to the Board of Directors of the Company on or about June 4, 2009, by the then-managing director, Rene Branconnier, who was controlling the company without legal authority. Wolf discovered shortly afterwards that Branconnier was running the company from behind the scenes in violation of law regarding proper corporate governance, and was causing the company to engage in practices that violated securities laws of the United States and Canada. These violations were just then the subject of two Canadian securities commissions that were in the process of imposing Cease Trade Orders, thus damaging the company’s financial prospects. Acting according to the duties imposed upon him by the Sarbanes-Oxley law he became an active force in causing the Board of Directors to assert its lawful authority and to stop the illegal activities he had discovered. He was elected Chairman of the Board and appointed Senior Vice-President and Chief Legal Officer in October, 2009. In March, 2010, after the resignation of Julio Ferreira as Director, leaving him as sole remaining director, Wolf issued a “declaration of sole remaining director” declaring himself Acting CEO until such time as other Directors were elected to the Board and could replace him with a permanent CEO.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF HAWKINS ACCOUNTING AS THE COMPANY’S INDEPENDENT ACCOUNTANTS

(ITEM 2 ON THE PROXY CARD)

The firm of Hawkins Accounting has acted as the Company’s independent auditor to audit the consolidated financial statements of the Company and its subsidiaries through June 2008.   Representatives of Hawkins Accounting are not expected to be present at the Annual Meeting, but will be available by telephone to respond to questions.

Although this appointment of Hawkins Accounting as independent accountants is not required to be submitted to a vote by stockholders, it is appropriate, as a matter of policy, to request that the stockholders ratify the appointment.  If stockholder ratification (by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting) is not received, the Board will reconsider the appointment.  Even if the selection of Hawkins Accounting is ratified, the Board may, in its discretion, appoint a different firm at any time during the year if the Board feels that such a change would be in the best interests of the Company and its stockholders.  Unless otherwise directed, the proxy will be voted in favor of the ratification of such appointment.

PROPOSAL 3: SHAREHOLDER RESOLUTION To consider, amend if so desired, and adopt or reject a shareholder resolution establishing a compensation committee for company officers, and establishing conditions for membership that ensure independence from the officers.

(Item 3 on the proxy card)

Shareholder Roy Hales, with the seconds of shareholders Richard Bosiak and John Thomas, have submitted the following resolution for consideration at the annual general meeting. The Board hereby offers it for shareholder consideration, amendment as shareholders may consider desirable, and adoption or rejection.

WHEREAS:

1. Global 8 Environmental Technologies has paid out in consulting fees upwards of 80 percent of invested capital in recent years, most of which went to private companies owned or controlled by Rene Branconnier, and

2. Global 8 has not had sufficient operating capital as a result to pay for revenue-producing business activities, and

3. Until October 16 2009, Global 8's operations were controlled by its "manager" Rene Branconnier, his immediate family and close business associates, and

4. Creation of an independent entity would ensure that the interests of Global 8 are safeguarded”;

THEREFORE, BE IT RESOLVED

5. That a permanent Compensation Committee be formed, composed of disinterested shareholders, to observe, examine and advise Global 8 on matters such as compensation for company officers, employees, consultants and consulting fees;

6. That when the Committee deems it necessary, it advise the company on other matters;

7. That though the Company is not obliged to follow the recommendations of the committee, when it refuses follow the Committee’s recommendations, a joint news release - consisting of the committee's recommendation and the company's reason for turning it down – will be issued at company expense.

8. That Committee membership consist of between 3 and 6 shareholders, serving on a purely voluntary basis, who may be advised by one company officer;

9. That additional company representatives may attend meetings only with the express permission of the committee;

10. That only shareholder members may vote at Committee meetings;

11. That members of the Committee may not receive any form of remuneration from the company, though expenses for travel may be covered, at the discretion of the Committee;

12 . That no company officer, Director or employee may be elected to the committee;

13. That no Committee member may have an employment relationship with Global 8, or may be an owner of more than 5 percent of any company doing business with Global 8, or may derive more than 5 percent of his or her income from Global 8;

14. That no family member of a company officer, of a Global 8 employee, of anyone connected to a company or person owning more than 5 percent of a business that does business with Global 8, or connected with a person who earns more than 5 percent of his or income doing business with Global 8, may serve on the Committee;

15. That the Committee meet at least once a year, and otherwise as the need arises;

16. That the members of the Committee serve from one annual meeting until the next, except that the Committee, by an absolute majority, may fill a vacancy to serve until the next annual meeting; and

17. That the following people be offered in nomination as members, all of whom have been contacted and agree to serve if elected:

Ted Dreger, 63, is from Fort McMurray, Alberta, and owns 1,400,000 shares in the company. He was the successful owner of Dreger Contracting Ltd for 28 years before becoming a heavy equipment operator for North American Construction Incorporated in the Alberta Oil Sands area. He is listed as one of the Plaintiffs in the action brought forward by  Rene Branconnier against the company to compel the holding of a shareholder’s meeting, but was unaware of this until he saw the court case filing at Jim Samaroden’s office. After he learned what was happening he protested his inclusion in the lawsuit, but Branconnier’s lawyer refused to remove his name until their omission was brought up in court. Dreger has agreed to join the compensation committee to “help straighten out the mess” that he believes Rene Branconnier is  responsible for causing.

Colleen Gadd, 42, is an Associate with Solid Financial Solutions, as well as a Global 8 shareholder from Ponoka Alberta. Colleen has worked in a public practice accounting firm for the past decade and prior to that in the banking industry. She writes, “I think it is a good idea to have an independent compensation committee to make recommendations to the company. It would work great for company accountability and all recommendations would be made with the best interests of the shareholders in mind.”

John Thomas, 53, has been employed by a major Oil Sands company for the past 31 years in Fort McMurray, Alberta. He is currently working as a Maintenance Manager and writes, “I am a private pilot, I have an advanced graduate diploma in management and a Masters degree in business administration (MBA). I own 200,000 G8 shares. As I've become increasingly aware of how G8 has been mismanaged prior to the more recent board of directors involvement, I've felt a strong desire to do what I can to help turn things around. I believe an independent committee is what is required to help ensure the conflict of interest related to Rene B that ran rampant in the past is eradicated.”

SHAREHOLDER ARGUMENT IN FAVOR

1.	The Compensation committee would be a shareholder’s “watchdog,” ensuring that financial matters come under close scrutiny.
2.	The committee would look after the well being of the company as a whole, encouraging G8 to foster conditions that attract the best officers, employees and contractors.
3.	It would provide an independent assessment of how much company officers, employees and consultants should be paid.
4.	This would help free company officers from the inherent complications that arise in situations where they are setting their own salaries.
5.	The committee would provide early warning of any irregularities.
6.	The mere existence of such a committee would tend to keep away those whose motives for becoming company officers were (financially) predatory.
7.	The existence of such a committee reassures both regulating authorities and potential investors that G8 is a legitimate company.
8.
G8 could become a model of what other companies, similarly afflicted by runaway consulting fees, could become. The compensation committee would play a part in transforming G8’s image from that of perceived “scam” into a beacon of legitimacy.

9.	This could actually give G8 a competitive edge in a world where so many scandals are coming to light and most companies do not have similar watchdog bodies.

COMPANY ARGUMENT:

The Company’s independent management believes that if the company is to recover and become a going concern, it must demonstrate ethical and legal conduct as well as much higher levels of business expertise. Hiring skilled management will follow deliberations of the Board of Directors to be elected in the coming shareholders meeting, the first in the Company’s history, and recapitalization (if that is the decision of the new Board). But demonstrating ethical and legal conduct can and must start right away if the Company is to create the conditions necessary for recapitalization at the earliest possible date. Transparency in the conduct of Company business and finances is absolutely necessary to this goal. The Company has just come out from a period of years during which a single officer, functioning without oversight, was able to set his own, exorbitant, compensation levels. This compensation crippled the Company and left it insolvent. This resolution may or may not be the perfect approach to controlling officer misconduct, but if adopted will send a reassuring signal to investors that the Company is a good risk for investment.

AUDIT FEES

The aggregate fees billed for the two most recently completed fiscal years ended September 30, 2008 and 2007 for professional services rendered by the principal accountant for the audit of the Corporation’s annual financial statements and review of the financial statements included our Quarterly Reports on Form 10-QSB and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal periods were as follows:

	Year Ended September 30, 2008	Year Ended September 30, 2007
Audit Fees	$60,000	84,000
Audit Related Fees	0	0
Tax Fees	0	0
All Other Fees	0	0
Total	$60,000	$84,000

An audit for 2009 is required by SEC rules to be enclosed with a company proxy statement, and this and RB’s proxy solicitations are required to provide a legend guiding you to a recent audit, but because no audit has been conducted, due to company insolvency, we cannot provide this guidance.

In addition, because of evidence of RB having deceived him in 2006 and 2007, the company’s present independent auditor may revoke the 2006 and 2007 audits as well as his association with the 2008 audit. In a sworn declaration, the auditor warned, "It is my belief that if the 2006 and 2007 audits are rescinded, and in light of the evidence that has become available to me through Mr Wolf's efforts, no auditor including Gruber & Co will attempt a 2009 audit. The company will not be able to return to reporting status, its shareholders stock will become almost completely illiquid, the company will not be able to finance high quality business, it will not be able to dig out and their investments will become worthless."

Thus it appears that RB’s management of the company has resulted in not only the insolvency of the company, it may result in the actual destruction of the company – and your investment.

BENEFICIAL OWNERSHIP OF GLOBAL 8 ENVIRONMENTAL TECHNOLOGIES, INC. COMMON STOCK OF PRINCIPAL STOCKHOLDERS, DIRECTORS AND MANAGEMENT

The following table sets forth the number of and percent of the Company's common stock beneficially owned by:

-     all directors and nominees, naming them,
-     the Company’s executive  officers,
-     the Company’s directors and executive officers as a group, without naming them, and
-     persons or groups known by us to own beneficially 5% or more of our Common Stock:

The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of our capital stock outstanding on May 22, 2010 and all shares of the Company’s common stock issuable to that person in the event of the exercise of outstanding options and other derivative securities owned by that person which are exercisable within 60 days of May 22, 2010.  Except as otherwise indicated, the persons listed below have sole voting and  investment  power  with respect to all shares of our capital stock owned by them.

Name	Number of Shares Beneficially Owned	Percentage of Voting Stock (1)(2)

NOMINEES
Richard Bosiak	121,160	0.115	3
Douglas Golosky	0	0%
Roy Hales	218,000	0.20	3%
Robert Kelly	1,100,560	1.0%
Tad Simmons	4,000,000	3.7	4%
Daniel Wolf	7,500,000	6.9	4%

Total Nominees	12,939,720	11.915%

DIRECTORS AND EXECUTIVE OFFICERS
Daniel Wolf	7,500,000	6.9	4%

5% BENEFICIAL OWNERS
Rene Branconnier	15,166,439	16	%(5)(6)
__________________________
(1)
Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As of March 22, 2010, there were 94,464,063, shares of the Company’s common stock issued and outstanding.

(2)
The total number of outstanding shares is uncertain. The Transfer Agent reported 97, GThe Company has obtained evidence of the existence of shareholders who purchased shares for value but never received certificates and, moreover, are not listed on the transfer agent’s report, meaning that the transfer agent’s report understates the number of outstanding shares by some unknown amount.

(3)
There are ambiguities with both Rick Bosiak’s and Roy Hales’ shares: 67,827 of Bosiak’s shares are registered to 682392 BC and another 20,000 to Pacific Ocean Resources Corp; 201,000 of Hales’ shares were purchased from Pacific Ocean Resources in 2009 but not registered in his name. In both these cases it appears that these entities, influenced or controlled by Rene Branconnier, illegally retained recorded ownership in these shares, thus depriving actual owners Bosiak and Hales of voting rights, as well as exposing them to the risk of sale to third parties and actual therefore loss of their unrecorded shares.

(4)	Restricted shares awarded as a one-time payment in partial payment of compensation, on the recommendation of the compensation committee

(5)
Includes (a) 6,716,060 shares of common stock and warrants to purchase 6,716,060 shares of common stock owned by Milverton Capital Corporation, of which Mr. Branconnier is a controlling shareholder, (b) 674,884 shares of common stock owned by 529473 BC Ltd., of which Mr. Branconnier is a controlling shareholder, (c) 680,435 shares of common stock owned by Dynasty Farms Ltd., of which Mrs. Branconnier is a controlling shareholder through Sanclair Holdings Ltd. and (d) 379,000 shares of common stock owned by Sharon Branconnier, Mr. Branconnier’s wife. All of the warrants are exercisable between $0.25 to $0.75 per share and they all expired in August 2009. The percentage ownership has been calculated assuming the exercise of all of the aforementioned warrants.

(6)
The Company’s independent auditor, Richard Hawkins, has submitted evidence to the Court of Nevada in the action mentioned above that the number of shares beneficially held by Rene Branconnier should include those held by his family members and close associates, all of whom received those shares as a result of allegedly illegitimate and possibly illegal insider transactions created by Branconnier and benefiting himself, his family members and close associates. The total number of shares listed by Hawkins as held by this group of people is 51.42 percent of the outstanding shares of the company as of May 24, 2010. Hawkins document may be examined at http://tinyurl.com/2cfdlu7, “Exhibit U”.

BENEFICIAL OWNERSHIP OF SHARES UNDER RENE BRANCONNIER'S INFLUENCE OR CONTROL

Auditor Richard Hawkins has informed the Court and the company that because Rene Branconnier is classified as a promoter, all of the person to whom he is related, by familial or employment ties, are considered to be beneficially related to him. Therefore, the above table of beneficial ownership should be augmented with the following information.

Companies owned by Rene & his wife Sharon	SHARES	PERCENT

Milverton Capital Corporation	7,057,078	6.5%

529473 BC	674,884	0.6%

Dynasty Farms Inc.	305,551	0.3%

Sanclair Holdings Ltd	1,684,920	1.5%

Total	9,722,433	8.9%

Related Parties	SHARES	PERCENT

Sharon Branconnier	379,000	0.3%

Jolene Fuller	1,790,000	1.6%

Teresa Veillet	1,040,000	1.0%

Tina Henderson	978,000	0.9%

Lenise Branconnier	618,333	0.6%

Betty and Delbert Burback	1,840,000	1.7%

Don V. Dyer	726,000	0.7%

Shane E. Thibault (1)	1,109,436	1.0%

Walter J. Samaroden (1)	1,601,536	1.5%

Pacific Ocean Resource Corp. (PORC) (3)	2,765,256	2.5%

Halo Property Services (2)	71,667	0.1%

682329 BC Ltd. and R Wallenius (4)	1,119,432	1.0%

WWE Rodeo (2)	1,500,000	1.4%

Total	15,538,660	14.3%

Suspected Related Parties	SHARES	PERCENT

Wayne's Environmental Services (2)	1,500,000	1.4%

Fernando B. Londe	300,000	0.3%

Bernice L. & David Church	383,000	0.4%

Total	2,183,000	2.0%

Total shares “owned” or influenced by Rene branconnier	27,444,093	25.2%
TOTAL Outstanding	108,964,063	100.0%

NOTES:
(1) Includes their families

(2) Have used RB's home address

(3) PORC was formerly a private company owned by Rene Branconnier and many share certificates are made out to his home address. A large number (possibly most) of PORC’s shares have been sold to shareholders, but because they have not been recorded in the true owners’ names, PORC will be “entitled” to vote them against the interests of their true owners.

(4) A large number (possibly most) of 682329 BC's ’s shares have been sold to shareholders, but because they have not been recorded in the true owners’ names, 682329 BC will be “entitled” to vote them against the interests of their true owners.

WHAT THIS MEANS IN PRACTICAL TERMS

What this means practically is that Rene Branconnier and his family and confederates, after having done nothing for the company, and taken tens of millions of shareholders’ money as “consulting fees”, have had the gall to award themselves millions of shares, allowing them to control the company if they can obtain substantial numbers of proxies from shareholders who don’t see them for who they are and what they’ve done.

EXECUTIVE COMPENSATION

The particulars of compensation paid to the following persons

(a)	Global 8’s principal executive officer;
(b)	each of Global 8’s two most highly compensated executive officers who were serving as executive officers at the end of the year ended December 31, 2009; and
(c)
up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as the Company’s executive officer at the end of the year ended December 31, 2009, who are referred to as the named executive officers of the Company for the years ended December 31, 2009 and 2008, are set out in the following summary compensation table, except that no disclosure is provided for any named executive officer, other than the Company’s principal executive officer, whose total compensation does not exceed $100,000 for the respective fiscal year:

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Julio Ferreira	2009	$_________	Nil	Nil	Nil	Nil	Nil	Nil	$_________
Former Executive Officer and Director(1)	2008	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil

Daniel Wolf	2009	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
President and Director(2)	2008	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil

Tad Simmons,	2009	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Former President /CEO(3)	2008	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil

Chad Burback	2009	$________]	Nil	Nil	Nil	Nil	Nil	Nil	[$______]
Former Chief Financial Officer and Director(4)	2008	$82,253	Nil	Nil	Nil	Nil	Nil	Nil	$82,253
_______________________

(1)
Julio Ferreira was appointed to the Company’s board of directors on October 8, 2008 and appointed President/CEO in May of 2009. He resigned as CEO in October, 2009 and resigned as Director in March of 2010.

(2)
Daniel Wolf was appointed Director by Rene Branconnier in June, 2009, and elected by the Board of Directors as Chairman and appointed Chief Legal Officer in October, 2009, and declared Acting CEO in March, 2010.

(3)	Tad Simmons was elected Director and appointed President/CEO by the Board of Directors in October, 2009, and resigned in January, 2010.

(4)	Chad Burback served a number of years as Director and Chief Financial Officer and resigned on or about October 19, 2009.

Equity Compensation Plan Information and Stock Options

Global 8 does not currently have any equity compensation plans or any outstanding stock options, with the exception of the partly realized plan described in the paragraph below.

Compensation of Directors

The Board of Directors of Global 8 voted in December, 2009, to compensate its directors for their services in their capacity as directors, at the rate of $30,000 per year, but because the company lacks funds to do so, the resolution establishes payment in stock. Directors are entitled to either (i) reimbursement for reasonable expenses, if any, incurred in connection with attendance at meetings of our board of directors, (ii) a stated salary as director or a committee member, or a combination of the foregoing.

The Board of Directors, recognizing the risk and extreme physical and emotional cost inherent in occupying a position on the Board of Directors of the company during a time of exposure to legal action by the former managing director and his associates, modified this resolution on May 24, 2010, by a resolution of the Sole Remaining Director, acting on the recommendation of the Compensation Committee, awarding a one-time issuance of shares to Chairman and Acting CEO Daniel Wolf, former Director and CEO Tad Simmons, and former Director and CEO Julio Ferreira. These shares have no realistically ascertainable market value because of the insolvency of the company as a result of Rene Branconnier having depleted Company operating funds, of having deprived the Company of business opportunities, of the delisting of the company from the OTC:BB due to the refusal of Rene Branconnier to release company records and to pay for a FY2009 10-K audit/annual report, and of the resulting lack of volume trading in company stock.

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which Global 8 provides pension, retirement or similar benefits for directors or executive officers. Global 8 has no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to its directors or executive officers, except that stock options may be granted at the discretion of the board of directors or a committee thereof.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as otherwise described in this Proxy Statement, no director, executive officer, associate of any director or executive officer, or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, which is not shared by all other shareholders pro rata, and in accordance with their respective interests.

OTHER BUSINESS

The Board of Directors is not aware of any matter other than the matters described above to be presented for action at the Meeting. However, if any other proper items of business should come before the Meeting, it is the intention of the individuals named on your proxy card as the proxy holders to vote in accordance with their best judgment on such matters.

FINAL MESSAGE FROM WE LOYAL SHAREHOLDERS

We are in the final stages of a struggle to free Global 8 from the constraints that have long prevented it from becoming prosperous. Some of you, unaware how widely this company is perceived as a scam, believe this conflict has produced unwarranted publicity. The suggestion that we’ve hurt G8 by bringing these issues to the forefront is utter nonsense! The company has been crippled by spending +80% of its income on “consulting fees” - most of it going to Rene Branconnier's private companies. Global 8 has raised more than 30 million dollars from "small fish" (RB’s term) who lack the savvy to understand what is going on, but hasn't accomplished anything other than filling Rene's pockets. Here is a fact: shareholders have gone broke during the same period that Rene's "Milverton Capital" was paid millions.

There are justice issues that must be dealt with. A great deal of money has been drained out of this company and it need to be restored. No sophisticated investors will put their money into a company that is in danger of being taken over by anyone perceived as a crook. Nor will they invest in an insolvent company that supposedly "owes" 2.9 million dollars to a hostile "creditor” (RB). These problems must be resolved before G8 can obtain the stability that makes real growth possible.

Global 8 is an empty shell whose only assets are being held by RB until we pay off the “debt.” The company has no contracts, can't afford to pay its only employee and is widely believed to be a "scam." Can things get any worse? Not much, but they could become a great deal better.

The company’s greatest resource is the number of people who simply won't give up. Daniel Wolf is among the foremost. Some of you may have been deceived by the stories Branconnier’s followers are fabricating. Do you really believe Wolf has been resisting them for the past nine months because he hopes to transform G8 into a pump and dump?! As for his supposed incompetence, what does that say about Branconnier, who has been unable to make a cent with $30 million of our money?

With little money or support, aside from what a handful of shareholders have supplied, Dan has withstood the assault of three legal firms and brought RB's money machine to a complete halt. If we manage to retrieve our investments or, better still, make a profit, it will be because of Daniel Wolf. But he is not alone, there are others who still believe G8 can achieve its potential. In fact, our numbers are growing.

We may be able to achieve something that is rarely, if ever, seen. We could transform this penniless shell into a "going concern." Instead of what, to all appearances appears to be a "scam," G8 could become a model of what companies in similar situations could aspire to. That's something worth achieving.

Of course René is also talking about the deals that will only come to fruition if he is involved. How many years have we been listening to his stories? What has he accomplished during the past decade? Meanwhile Cease Trade Orders are piling up, his presidential candidate  Jim Samaroden has resigned from candidacy, and G8’s auditor is threatening to revoke the company’s 2006 and 2007 audits! Rene’s options seem to be running out. If he gets G8 back, we shareholders are toast.  Recognize however, that there are many opportunities available ONLY if René is not involved.

Go to the Global8net website (http://global8net.org). You’ll find hundreds of pages of documents as well as major news stories unfolding even as this is being written.

The people behind this letter are shareholders just like you. Our only bias is to make money doing good by the environment, just like you. We have nothing else to gain and firmly believe we would be supported by all shareholders if all the facts were known as we have come to know them.

You will be given two options at the approaching shareholder's meeting, which has been scheduled for [_______], 2010. You can return the company to the people who got us into this mess, or vote for the people trying to get us out of it. We the undersigned think the choice is clear.

Submitted by your fellow shareholders:

/s/ Rick Bosiak	121,160 shares
/s/ Ted Dreger	1,400,000 shares
/s/ Julio Ferriera	3,000,000 shares
/s/ Leonard & Diane Gadd	10,000 shares
/s/ Todd Gadd	2,000 shares
/s/ Roy L Hales	218,000 shares
/s/ Carol & Carl Jensen	2,000 shares
/s/ Robert Kelly	1,100,560 shares
/s/ Kate (Katrina) Loedige	20,000 shares
/s/ Paul Loedige	20,000 shares
/s/ Tad Simmons	4,000,000 shares
/s/ John Thomas	200,000 shares
/s/ 1381725 Alberta Ltd.	10,000 shares

Shareholders in Global 8 Environmental Technologies

June 14, 2010

Instructions for Voting Using Your Proxy Card

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OFYOUR HOLDINGS IN THE COMPANY. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN,AND DATE THE ENCLOSED WHITE PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH HERE AND ACCOMPANYING THE WHITE PROXY CARD.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and help reduce the time and expense to the Company involved in validating your vote should you fail to sign your proxy card properly.

1.   INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

2.   JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

3.   ALL OTHER ACCOUNTS: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION	VALID SIGNATURE
CORPORATE ACCOUNTS
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp.	c/o John Doe, Treasurer John Doe
(4) ABC Corp., Profit Sharing Plan	John Doe, Trustee

TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee	u/t/d 12/28/78 Jane B. Doe

CUSTODIAN OR ESTATE ACCOUNTS
(1) John B. Smith, Cust.
f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith, Executor
Estate of Jane Smith	John B. Smith, Executor

TELEPHONE/INTERNET VOTING

Instructions for Telephonic and Internet voting will be sent to you separately. Various brokerage firms may offer the convenience of providing you voting instructions via telephone or the Internet for shares held through such firms. You may obtain additional instructions by visiting www.g8et.com or www.global8net.org.

WHITE (LOYAL SHAREHOLDER-SOLICITED) PROXY CARD

Global 8 Environmental Technologies, Inc.

ANNUAL MEETING OF STOCKHOLDERS - TO BE HELD JULY 16, 2010

THIS PROXY IS SOLICITED ON BEHALF OF GLOBAL 8 ENVIRONMENTAL TECHNOLOGIES

The  undersigned,  revoking  all prior proxies, hereby appoints _______________ and _______________ and each of them, with full power of substitution in each, as proxies  for  the  undersigned, to represent the undersigned and to vote all the shares of Common Stock of the Company which the undersigned would be entitled to vote,  as  fully as the undersigned could vote and act if personally present, at the  Annual Meeting of Stockholders (the "Meeting") to be held on July 16, 2010, at 10:00 A.M., Central Standard time, at the Red Rock Inn located at 11011 W. Charleston, Las Vegas, NV, USA, or at any adjournments or  postponements  thereof.

Should  the  undersigned  be  present and elect to vote at the Meeting or at any adjournments  or  postponements thereof, and after notification at the Meeting to Daniel Wolf, Chairman, of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and  of  no further force and effect. This proxy may also be revoked by filing a written  notice  of  revocation  with Daniel Wolf, Chairman, or by duly executing a proxy bearing a later date.

LISTED PROPOSALS:

Proposal (1): To elect the following individuals as members of the Company’s Board of Directors.

(a) Rick Bosiak	(d) Roy Hales
FOR |_| AGAINST |_| ABSTAIN |_|	FOR |_| AGAINST |_| ABSTAIN |_|
(b) Robert Kelly	(e) Tad Simmons
FOR |_| AGAINST |_| ABSTAIN |_|	FOR |_| AGAINST |_| ABSTAIN |_|
(c) Douglas Golosky	(f) Daniel Wolf
FOR |_| AGAINST |_| ABSTAIN |_|	FOR |_| AGAINST |_| ABSTAIN |_|

Proposal (2): To ratify the appointment of Hawkins Accounting as the Company’s independent auditors.

FOR |_| AGAINST |_| ABSTAIN |_|

Proposal (3): Shall the Company establish a Compensation Committee to recommend compensation for company officers, and establish conditions for membership that ensure the Committee’s independence from the officers?

FOR |_| AGAINST |_| ABSTAIN |_|

The shares represented by this proxy will be voted as directed by the stockholder, but if no instructions are specified, this proxy will be voted for proposals (2) and (3) and for the elections of Richard Bosiak, Robert Kelly, Douglas Golosky, Roy Hales, Tad Simmons and Daniel Wolf under proposal (1). If any other business is presented at the Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Meeting.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Annual Meeting and accompanying Proxy Statement relating to the Meeting.

NOTE:  PLEASE MARK, DATE AND SIGN AS YOUR NAME(S) APPEAR(S) HEREON AND RETURN IN THE ENCLOSED ENVELOPE. IF ACTING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC., YOU SHOULD SO INDICATE WHEN SIGNING.  IF THE SIGNER IS CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME, BY DULY AUTHORIZED OFFICER. IF SHARES ARE HELD JOINTLY, EACH SHAREHOLDER SHOULD SIGN.

Signature (Please sign within the box) [_______________________________] DATE: _______, 2010

Signature (Joint owners)  [_________________________________________] DATE: _______,  2010